THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on Page 2 of this Subscription Agreement. You must reside outside North America to use this form.

2.
DELIVER the Subscription Proceeds, in the form of bank draft or wire transfer (wire transfer instructions will be provided upon request), together with one originally executed copy of this entire Subscription Agreement  to Online Disruptive Technologies, Inc. (the “Company”), at

3120 S. Durango Drive, Suite 305
Las Vegas, Nevada  89117

or to such other address as is provided by Eyal Davidovits, a director of the Company.

3.
EMAIL a copy of Page 2 of this Subscription Agreement to Giora Davidovits, CEO, GioraD@Savicell.com, to Robbie Manis, consultant, robbiem@savicell.com, and to Clark Wilson LLP, counsel for Online Disruptive Technologies, Inc., attention Bernard Pinsky (bip@cwilson.com).

Clark Wilson LLP are authorized to release any funds received from Subscribers to Online Disruptive Technologies, Inc. immediately upon receipt.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Online Disruptive Technologies, Inc. (the “Company”) that number of common stocks of the Company, par value $0.001 (the “Shares”) set out below at a price of $0.20 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached Subscription Agreement terms and conditions.

Subscriber Information	Shares to be Purchased Number of Shares: x $$0.20
(Name of Subscriber)
=
Account Reference (if applicable):
X	Aggregate Subscription Price: (the “Subscription Proceeds”)
(Signature of Subscriber – if the Subscriber is an Individual)
X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

_________________________________________________________
(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

_________________________________________________________
(SIN, SSN, or other Tax Identification Number of the Subscriber)

_________________________________________________________
(Subscriber’s Address, including city and province or state or residence)

_________________________________________________________
(Telephone Number)                                                         (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

_________________________________________________________
(Name of Disclosed Principal)

_________________________________________________________
(Address of Disclosed Principal)

_________________________________________________________
(Account Reference, if applicable)

_________________________________________________________
(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares as set forth below:

_________________________________________________________
(Name to Appear on Share Certificate)

_________________________________________________________
(Account Reference, if applicable)

_________________________________________________________
(Address, including Postal Code)

Deliver the Shares as set forth below:

_________________________________________________________
(Attention - Name)

_________________________________________________________
(Account Reference, if applicable)

_________________________________________________________
(Address, including Postal Code)

_________________________________________________________
(Telephone Number)

ACCEPTANCE

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement, as of the ____ day of _______________________, 2015.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

Per: _______________________________
Authorized Signatory

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION
(Offshore Subscribers Only Outside North America)

TO:           ONLINE DISRUPTIVE TECHNOLOGIES, INC. (the “Company”)
3120 S. Durango Drive, Suite 305
Las Vegas, Nevada, 89117

Purchase of Shares

1.	SUBSCRIPTION

1.1
The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase shares (the “Shares”) in the amount set out on Page 2 of this Subscription Agreement, at a price of US $0.20 per Share (such subscription and agreement to purchase being the “Subscription”), for the total subscription price as set out on Page 2 of this Subscription Agreement (the “Subscription Proceeds”), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2
The Company hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth herein.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Shares contemplated hereby is not subject to any minimum aggregate subscription level.

1.3	Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1
Subject to the fulfilment of the Company’s obligations hereunder, the Subscription Proceeds shall be wired directly to the Company in accordance with wire instructions that will be provided by the Company on request. Alternatively the Subscription Proceeds may be wired to Clark Wilson LLP, attorneys for the Company, and Clark Wilson LLP are authorized and instructed to immediately deliver the Subscription Proceeds to the Company.

2.2
The Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company and the certificates representing the Securities have been issued to the Subscriber.

2.3	The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.4
The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and/or applicable law.

3.	CLOSING

3.1
Closing of the purchase and sale of the Shares shall occur on or before April 16, 2015, or on such other date or dates as may be mutually agreed by the Company and the Subscriber (the “Closing Date”), but there is no minimum number of Shares being offered.  The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”).

3.2
The Company has made available to the Subscriber duly executed copies of the agreements between the Company and Savicell with each of their senior officers in connection with the accrued debt owed by the Company and Savicell to such senior officers.

4.	FURTHER PARTICIPATION IN EQUITY FINANCINGS

4.1
Provided that the Subscriber subscribes under the terms of this Subscription, and that the total amount invested pursuant to these terms by all subscribers to the Offering (the “April 1 Group”) whose subscriptions must be completed and delivered to the Company by April 1, 2015 and by April 16, 2015 have been closed on USD$710,000 or more, then the Subscriber shall have the following rights of participation, provided that all representations of the Subscriber in this Subscription Agreement remain true as at the date of exercise of the said rights:

4.2
The Subscriber will have the right, exercisable until the earlier of (i) March 31, 2016, and (ii) the closing of a Material Financing (defined below), to subscribe for up to the Subscription Proceeds of such Subscriber on the same terms and the same price as contained in this Subscription Agreement (the “Further Placement Right”). The Further Placement Right will be subject to adjustment in case of any share consolidation or share split (“Share Adjustment”)  in the same proportion as such Share Adjustment.

4.3
A “Material Financing” means (i) an equity placement which raises a minimum of $1,500,000 for the Company, at any price greater than $0.25 per share (subject to any Share Adjustment). In the event that a Material Financing is expected to close within 30 business days, the Company will notify the Subscriber of the impending closing and the Subscriber will have the opportunity to subscribe and pay for additional Shares up to the Subscription Proceeds of such Subscriber until the closing of the Material Financing; or (ii) the Company’s capital stock shall begin trading in a U.S. major stock exchange (i.e. Nasdaq, NYSE).

4.4	The Subscriber may, in its discretion, assign its Further Placement Right to any other member of the April 1 Group.

5.	ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1	The Subscriber acknowledges and agrees that:

(a)
the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation “S” (“Regulation “S”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act, except in accordance with the provisions of Regulation “S”, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)
the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)
the decision to execute this Subscription Agreement and purchase the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon information provided by the Company in this Subscription Agreement and information filed by the Company on EDGAR (the “Company Information”).

(d)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(f)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(g)
the Subscriber and the Company will indemnify and hold harmless the other party and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber or the Company and Savicell contained herein or in any other document furnished by the Subscriber, the Company or Savicell in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber or the Company to comply with any covenant or agreement made by the Subscriber or the Company in connection therewith;

(h)
the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(i)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions.

(j)
the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)
the Subscriber is not a U.S. Person (as defined in Regulation S), is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account or for account of the Disclosed Principal, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares, other than the Disclosed Principal, if applicable;

(l)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(m)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies, including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	the Shares are listed on the OTC Bulletin Board but no trading market exists, and no representation has been made to the Subscriber that a trading market for the Shares will develop;

(o)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(p)	neither the SEC, nor any other securities regulatory authority has reviewed or passed on the merits of the Shares;

(q)	no documents in connection with this Offering have been reviewed by the SEC, nor by any other securities regulatory authority or state securities administrators;

(r)	there is no government or other insurance covering any of the Shares; and

(s)
this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1
The Subscriber hereby represents and warrants to and covenants with the Company, as of the date of this Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(b)	the Subscriber is not a “U.S. Person”, as defined in Regulation S;

(c)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(d)	the Subscriber is resident in the jurisdiction set out on Page 2 of this Subscription Agreement;

(e)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares,

(ii)
is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares, and

(iv)	represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

C.
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)
the Subscriber is acquiring the Shares as principal, or for account of the Disclosed Principal, as applicable, and for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it, or the Disclosed Principal, has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(g)
the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(i)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)	the Subscriber has received and carefully read this Subscription Agreement;

(l)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(m)
the Subscriber is able to fend for itself in the subscription, has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Shares and the Company;

(n)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(o)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(p)
the Subscriber is not an underwriter of, or dealer in, the Company's Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(q)
the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(r)
if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(s)
the Subscriber is not aware of any advertisement in the United States of any of the Securities and is not acquiring the Shares as a result of any form of general solicitation or general advertising in the United States including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(t)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or that application has been made to list and post any of the Securities of the Company on any stock exchange.

6.2
In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

7.	REPRESENTATIONS AND WARRANTIES BY COMPANY AND SAVICELL

7.1
The Company, on its behalf and on behalf of its only subsidiary, Savicell Diagnostic Ltd., an Israeli company (“Savicell”), hereby represents and warrants to and covenants with the Subscriber, as of the date of this Subscription Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing Date) that:

(a)
Incorporation; Authority. Each of Company and Savicell is duly incorporated and validly existing under the laws of the State of Nevada and the State of Israel, respectively, and has corporate power to own or lease its property and to carry on its business as now conducted and as proposed to be conducted pursuant to the Budget (as defined below). Each of Company and Savicell has obtained all necessary corporate and other authorizations and approvals to carry out its obligations hereunder. This Subscription Agreement when executed and delivered by or on behalf of the Company, shall be duly and validly authorized, executed and delivered by the Company and shall constitute the valid and legally binding obligations of the Company, legally enforceable against the Company in accordance with its respective terms. The Articles of Incorporation of the Company and the Articles of Association of Savicell were made available to the Subscriber.

Each of the Company and Savicell is solvent, has not committed an act of bankruptcy, has not proposed a compromise/arrangement with its creditors generally and has not taken any proceedings in this respect, has not taken any proceedings to have itself declared bankrupt, has not taken any proceedings to have a receiver appointed over its assets, has not had any execution enforceable upon any of its assets, and has not taken any action for voluntary winding-up. There has not been, and there are currently no, petition/proceedings for a receiving/liquidation/ bankruptcy order filed against Company.

(b)	Share Capital.

(i)
Share Capital of Savicell. The registered share capital of Savicell immediately following the Closing shall be NIS 100,000, divided into 10,000,000 Shares, of which 11,627 Shares are issued and outstanding as of March 1, 2015, 1,765 Shares are reserved for issuance to Ramot at Tel Aviv University Ltd. under the Ramot License Agreement (as defined below). Except for the transactions contemplated by this Subscription Agreement, and except as set forth in this Section 7.1(b), and shares issued and subscriptions received from other subscribers of Savicell private placements since March 1, 2015, there are no other share capital, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Savicell any share capital or other securities of the Savicell and there are not any contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any share capital or other securities of the Savicell or under which the Savicell is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of the Savicell has been duly authorized, and is validly issued and outstanding and fully paid and non-assessable. As of April 1, 2015, the date that all Subscriptions will be delivered and accepted by the Company, the Company will provide to a representative of the Subscriber an update in writing as to the number of shares outstanding in Savicell as at March 31, 2015, and such update will form a part of this Agreement as a representation of the Company.

(ii)
Share Capital of the Company. The authorized share capital of the Company on March 19, 2015 was 500,000,000 shares of Common Stock with a par value of $0.001 of which 82,636,433 shares of Common Stock were issued and outstanding and 20,000,000 shares of Preferred Stock with a par value of $0.001 of which none were issued and outstanding. Except for the transactions contemplated by this Subscription Agreement, and except as set forth in this Section 7, and except management debt conversion agreements copies of which will be made available to the Subscriber, and except options authorized but not yet granted as made available to the Subscriber, and except granted options disclosed below, there are no other share capital, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Company any share capital or other securities of the Company and there are not any contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any share capital or other securities of the Company or under which the Company is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of the Company has been duly authorized, and is validly issued and outstanding and fully paid and non-assessable.

(iii)
The Shares, when issued and allotted in accordance with this Subscription Agreement, will be duly authorized, validly issued, fully paid, nonassessable, will have the rights, preferences, privileges, and restrictions set forth in the Articles, and will be free and clear of any liens, claims, encumbrances or third party rights of any kind (collectively: “Encumbrances”) and duly registered in the name of the Investor in the Company's register of shareholders. Since its incorporation, there has been no declaration or payment by the Company of dividends, or any distribution by the Company of any assets of any kind to any of its shareholders in redemption of or as the purchase price for any of the Company's securities.

(iv)
The Company granted options to purchase 14,237,075 shares of Common Stock. Each grant of options was duly authorized by all necessary corporate action and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, each such grant was made in all material respects in accordance with the terms of the applicable compensation plan or arrangement of the Company under which it was granted and all other applicable legal requirements. The Company has never adjusted or amended the exercise price of any options previously awarded, whether through amendment, cancellation, replacement grant, repricing or any other mean.

(c)
Directors and Officers. The Company’s officers and director are Giora Davidovits and Eyal Davidovits and Benjamin Cherniak. Savicell officers and directors are Giora Davidovits, Rami Hadar, Eyal Davidovits and Irit Arbel.

(d)
Financial Position. The Company and Savicell have no material liabilities or obligations to third parties, other than disclosed in their financial statements filed on EDGAR. Company’s and Savicell’s assets, if any, are free and clear of any Encumbrance.

(e)
Agreements; Intellectual Property. Savicell and Ramot at Tel Aviv University Ltd. are parties to an exclusive, worldwide license, in the field of monitoring and/or analyzing of metabolic activity profiles, under Prof. Fernando Patolsky technology (including patent application) relating to early detection of diseases by measuring metabolic activity in the immune system (“Ramot License Agreement”). Savicell has obtained in this Ramot License Agreement the right to use all intellectual property sufficient for use in the conduct of its business as currently conducted and as proposed to be conducted pursuant to the Budget to the extent such conduct relies on Ramot agreement. Other than the Ramot License Agreement, Savicell is not a party to any material agreement except relating to operations or financings conducted in the ordinary course of business. The Company is not a party to any material agreement except relating to operations or financings.

(f)
No Default. Neither the execution and delivery of this Subscription Agreement nor compliance by the Company with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation by Company of, any of the terms, conditions and provisions of: (i) the Articles, (ii) any agreement, contract, lease, license or commitment to which Company is a party or to which it is subject, or (iii) applicable law or any judgment, ruling or other biding decision of any authorized body/authority. To the best of its knowledge, Company or Savicell is not in default or breach of any material contracts, agreements, written or oral, indentures or other instruments to which it is a party.

(g)
Records. The minute books of the Company and Savicell contain materially accurate and complete copies of the minutes of meetings of the Company's shareholders and the boards of directors (and any committee thereof). The corporate records of the Company have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all respects.

(h)
Interested Party Transactions. Other than potential conversion of debt owing to management to shares, and other than employment packages, there are no existing arrangements between the Company or Savicell and any Company's or Savicell’s officer/office holder, director, or holder of more than 5% of the share capital of the Company, or any affiliate or associate of any such person. No employee, shareholder, officer, or director of the Company is indebted to the Company or to Savicell. There are inter-corporate agreements and loans among Savicell and the Company.

(i)	Budget. The budget of Savicell has been made available to the Subscriber (the “Budget”) and has been prepared in good faith and with reasonable care.

(j)
Use of Proceeds. Company and Savicell intends to use the proceeds from the investment contemplated hereunder for general working capital purposes and for other purposes pursuant to a  budget for activities in the field of disease monitoring and medical devices which shall be approved by the Company’s or Savicell’s Board of Directors from time to time.

(k)
Litigation. There is no litigation, proceeding or governmental investigation in progress, pending, or to the Company's or Savicell’s knowledge, threatened or contemplated against or relating to the Company or Savicell and/or their employees/office holders/securities holders (in their capacity as such). To Company’s and Savicell’s best knowledge, there are no causes or grounds to initiate any such claims, proceedings or investigations.

(l)
Full Disclosure. Neither this Subscription Agreement nor any certificates made or delivered by the Company or Savicell in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made. To the best knowledge of the Company or Savicell, there are, and have been, no events or transactions, or facts or information, which have not been disclosed to Subscriber in writing and which have or could reasonably be expected to have a material adverse effect on the Company or Savicell.

8.	ACKNOWLEDGEMENT AND WAIVER

8.1
The Subscriber has acknowledged that the decision to purchase the Shares was made based solely on the Company Information and the representations in this Agreement.  Because the Subscriber is not purchasing the Shares under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the securities laws in the United States, including statutory rights of rescission or damages.

9.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

9.1
The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and the date of delivery and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of all of the Securities.

10.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE SUBSCRIBER

10.1
The Company and Savicell acknowledge that the acknowledgements, representations and warranties contained herein are made by them with the intention that they may be relied upon by the Subscriber and its legal counsel in determining the Company's eligibility to subscribe the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.

11.	RESALE RESTRICTIONS

11.1
The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11.2
The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

12.	LEGENDING OF SUBJECT SECURITIES

12.1
The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

12.2
The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

13.	COSTS

13.1
The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

14.	GOVERNING LAW

14.1
This Subscription Agreement is governed by the laws of the State of Massachusetts.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Massachusetts.

15.	SURVIVAL

15.1
This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

16.	ASSIGNMENT

16.1	This Subscription Agreement is not transferable or assignable.

17.	SEVERABILITY

17.1
The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18.	ENTIRE AGREEMENT

18.1
Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.	NOTICES

19.1
All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the delivery address on Page 2 and notices to the Company shall be directed to it at the address stated on the first page of this Subscription Agreement.

20.	COUNTERPARTS AND ELECTRONIC MEANS

20.1
This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.